                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

                                  (EQUIPMENT)
                                  -----------

                                                             Loan No.: SMA0001
                                                             Loan Date: 09/12/96

Loan and Security Agreement entered into as of the 12th day of September, 1996 (the "Agreement") by and between INDEPENDENT RESOURCES, INC. a New York corporation with its principal offices at 43 West Street, Litchfield Connecticut 06759 ("Lender") and SMA Video, Inc. a New York Corporation with its principal office at 100 Avenue of the Americas, 10th Floor, New York, New York 10013 ("Borrower").

         WHEREAS, Borrower desires to obtain a secured loan from Lender to finance its acquisition of equipment (and/or to refinance existing equipment); and
         WHEREAS, Lender is agreeable to making a secured loan to Borrower on the terms and conditions contained in this Loan and Security Agreement. NOW, THEREFORE, in consideration of the foregoing recitals and the parties' mutual agreements below set forth, Borrower and Lender agree as follows:

         1. THE LOAN AND LOAN REPAYMENT. As requested by Borrower, Lender agrees to lend to Borrower the sum of Nine Hundred Ninety-five Thousand Dollars ($995,000.00) ("Loan"). Borrower agrees to repay the Loan in successive installments (which installment payments are inclusive of interest) as set forth in the following Schedule:

                                    SCHEDULE
--------------------------------------------------------------------------------
                    NUMBER OF INSTALLMENTS
                    (Exclusive of Advance          PERIODIC INSTALLMENT PAYMENT
ADVANCE PAYMENT     Payment) AND PAYMENT PERIOD    AMOUNT PER PERIOD
--------------------------------------------------------------------------------
$0.00               Five (5) Monthly Payment           $4,641.75, followed by
                    Fifty-nine (59) Monthly            $20,868.96
                    Payments
--------------------------------------------------------------------------------

         Commencement Date: _____________________ Security Deposit (if any): N/A

Equipment Location (if other than above address of Borrower): N/A
Equipment: See Schedule A attached hereto and made a part hereof
Special Provisions (if any): N/A

         The Advance Payment, if any, shall be due and payable upon execution of this Agreement. The first periodic installment payment (after excluding the Advance Payment, if any) shall be due on the first (1st) day of the month following the advance of the Loan proceeds by Lender and Borrower authorizes Lender to insert such date above as the Commencement Date. The remaining periodic installment payments shall be due and payable on the same day of each successive month (or quarter, if quarterly payments are provided for above). However, the parties may select another Commencement date by noting the same in the above Special Provisions section or by a separate writing signed by Lender and Borrower in which case the first periodic installment payment shall be due on such date. Unless otherwise specifically provided for in this Agreement, the Loan may not be prepaid.

         2. UNCONDITIONAL OBLIGATION TO PAY, LATE PAYMENTS, ETC. All payments due hereunder shall be paid to Lender or its assigns without notice or demand and without abatement, offset, defense or counterclaim, at Lender's principal office shown above, or such other place as Lender or its assignee may designate in writing to Borrower. Borrower's obligation to pay the installments and other payments due hereunder shall be absolute and unconditional and shall not be affected by reason of (i) any defect in, lack of fitness for use of, damage to, loss of possession or use of or destruction or, all or any of the Equipment (as defined below) securing borrower's obligations, (ii) the prohibition or other restriction against Borrower's use of said Equipment or (iii) for any other cause, it being the agreement of the parties that the Loan and any other amount payable by Borrower hereunder shall continue to be payable in all events in the manner and at the times provided in this Agreement.

         The Loan shall become immediately due and payable in its entirely upon the occurrence of any Event of Default (as defined below). If any periodic installment payment or other payment is more than Five (5) days late, Lender may, at its election, and subject to prior exercise of its right of acceleration, accept the payment in arrears and Borrower shall pay, as liquidated damages, a late charge equal to two (2%) percent per month on each defaulted payment from the due date thereof. In no event shall any amount payable to Lender as interest, including any sum held by a Court of competent jurisdiction to be "interest" under applicable law, exceed, with respect to any period of time, the highest rate of interest permitted by applicable law. Any amount received by lender determined to be in excess of the highest rate of interest receivable by Lender, shall be refunded to Borrower.

         3. SECURITY INTEREST. To secure payment when due (at maturity, by acceleration or otherwise) of the Loan, any interim fundings against the Loan and any additional or future advances, renewals, extensions and replacements thereto and any and all other present and future obligations of Borrower to Lender, whether direct or contingent or joint and several, Borrower hereby conveys, assigns, and grants to lender a continuing security interest in and to
(i) the equipment described in the annexed Schedule A including all present and future additions, attachments, replacements, accessions and accessories thereto (the "Equipment"), and all substitutions and proceeds thereof including all proceeds of insurance thereon, and (ii) all equipment, inventory, accounts, receivables, goods and assets of any and every kind, including, but not limited to, all items or intangible properly, wherever located, now or hereafter belonging to Borrower or in which Borrower has any interest, and all proceeds of the foregoing including insurance proceeds; all of the above, collectively, the "Collateral".

         BORROWER GRANTS LENDER THE AUTHORITY TO FILE THIS AGREEMENT OR A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION THEREOF AS A FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE WITH RESPECT TO ALL SECURITY INTERESTS CREATED HEREBY.

         4. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING
AGREEMENT. BORROWER ACKNOWLEDGES THAT THE EQUIPMENT HAS BEEN OR WILL BE SELECTED AND ACQUIRED SOLELY BY BORROWER AND THAT LENDER HAS NOT AND DOES NOT MAKE ANY WARRANTY WITH RESPECT TO ITS CONDITION, MERCHANTABILITY, SUITABILITY, CAPACITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

         5. REPRESENTATIONS AND WARRANTIES. Borrower warrants, represents and agrees as follows (i) Borrower has full power and authority to execute, deliver and perform its obligations under this Agreement; (ii) the execution and delivery of this Agreement has been authorized by all requisite corporate (or partnership) action; (iii) the execution, delivery and performance of this Agreement do not and will not constitute a breach, default or violation of or under Borrower's articles of incorporation, by laws (partnership agreement) or any other agreement, law, order, lease, judgment or injunction to which it is a party or may be bound; (iv) the Equipment is (or, on the Commencement Date, will be) lawfully owned by Borrower, free and clear of all liens, encumbrances and security interests and Borrower will warrant and defend title thereto against all claims; (v) Borrower has not granted and will not grant to any one other than Lender a security interest in the equipment and no Financing Statement or other instrument affecting the Equipment nor rights therein, bearing the signature of, or otherwise authorized by, Borrower is on File in any public office; (vi) the Equipment shall at all times remain personal properly and be retained in Borrower's possession at its principal address set forth above (or, if so indicated, at the Equipment Location set forth above), (vii) the Equipment shall be used for business purposes; and (viii) if the Equipment is attached to real estate or if it is or may become subject to a prior interest in favor of a party having any interest in the real estate. Borrower will, on Lender's demand, furnish Lender with a writing by which any and all parties having such prior interest waive or subordinate their rights and priorities to, or in favor of, Lender's security interest provided herein.

         6. INSURANCE. Borrower shall, at its sole cost and expense, procure and maintain, so long as Borrower is indebted to Lender on the Loan or on any other liability (i) insurance insuring the Equipment against all risks of physical loss, theft, damage and destruction with extended coverage in an amount equal to the greater of (a) the amount of the Loan or (b) the full replacement value
(new) of the Equipment with loss payable solely to Lender (and its assigns) and Borrower as their interests may appear and (ii) personal injury liability and property damage insurance with respect to the Equipment and the use thereof in such amounts as may be reasonably acceptable to Lender, and naming Lender (and its assigns) as additional insured. All insurers and coverages must be reasonably satisfactory to Lender. Borrower shall deposit said policy or policies or duplicates thereof or certificates of insurance with lender and said policies shall provide satisfactory to Lender. Borrower shall deposit said policy or policies or duplicates thereof or certificates of insurance with Lender and said policies shall provide that the policies may not be canceled or altered without at least thirty (30) days prior notice to Lender and that the coverage shall not be invalidated against Lender because of any violation of any condition or warranty contained in any policy or application therefor by Borrower or by reason of any action or inaction of Borrower.

         7. USE. REPAIRS, LOSS AND DAMAGE. Borrower agrees to maintain the Equipment in good condition and repair and in accordance with the manufacturer's instructions, manuals and warranties (if any), and the requirements of any applicable insurance and any governmental authority having jurisdiction. Borrower shall pay for all fuel, service, inspection, overhaul, replacements, substitutions, materials and labor necessary or desirable for the proper use, repair, operation and maintenance of the Equipment. All risks of loss, theft, damage or destruction of the Equipment shall be borne by Borrower and Borrower shall promptly notify Lender in writing of any such loss, theft, damage or destruction. In the event of any damage to the Equipment (unless the same is damaged beyond repair) Borrower shall, at its expense, place the same in good repair, condition and working order. If the Equipment is determined by Lender to be lost, stolen or damaged beyond repair, or should the Equipment be confiscated, seized or the use and title thereof requisitioned to someone other than Borrower, Borrower shall immediately pay to Lender, in addition to unpaid periodic installment payments on the Loan, other unpaid sums due hereunder and late charges then past due, an amount equal to the then remaining periodic installment payments due on the Loan discounted to present value at the rate of six (6%) percent per annum, less the net amount of the recovery, if any, actually received by Lender from insurance on the Equipment.

TERMS AND CONDITIONS OF LOAN AND SECURITY AGREEMENT CONTINUED ON REVERSE SIDE

Accepted at Lender's Office at Litchfield, Connecticut    The undersigned signatory affirms that he/she has read tile terms and conditions printed above and on the reverse side, that he/she is a duty authorized officer, partner or proprietor of the Borrower, and has authority to execute this Loan and Security Agreement on its behalf.


LENDER:                                                   BORROWER:

         INDEPENDENT RESOURCES, INC.
                                                                          SMA VIDEO, INC.

AUTHORIZED OFFICER:                                        AUTHORIZED OFFICER, PARTNER OR PROPRIETOR:

BY: /s/ John McCarthy FP                                   BY: /s/ Illegible
                                                           TITLE  President



                                      (1)

         8. TAXES AND OTHER CHARGES. Borrower agrees to pay promp and sales, use, gross receipts, ad valorum, property and any and all other taxes imposed by any State, Federal, local or foreign government upon this Agreement or upon the ownership, shipment, delivery, use or operation of the Equipment or any Collateral or upon or measured by any payments due hereunder (other than taxes on or measured solely by the net income of Lender) and any fines, penalties and interest thereon.

         9. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby agrees and covenants as follows: (i) except for the security interest granted hereby, Borrower shall keep the Equipment free and clear of any security interest, lien or encumbrance and shall not sell, lease, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Equipment, (ii) at the request of the Lender in execution of one or more Financing Statements and continuation statements pursuant to the Uniform Commercial code to establish and maintain its security interest in the Collateral, in form satisfactory to Lender, and will pay any filing fees and/or costs with respect thereto and for lien searches; (iii) Borrower authorizes Lender to file one or more Financing Statements covering the Collateral without Borrower's signature thereto; (iv) Borrower will immediately notify Lender in writing of any change in its place(s) of business or the adoption or change of any trade name or fictitious business names and will execute any additional Financing Statements as Lender may request to perfect and maintain its security interest, but such notice shall not be deemed an authorization to move the Collateral without the prior written consent of Lender; (vi) Borrower will allow Lender and its representatives free access to the Collateral at all times during normal business hours, for purposes of inspection and repair and, following an Event of Default, lender shall have the right to demonstrate and show the Collateral to others and (vii) Borrower will furnish to Lender (and will cause any guarantor of Borrower's obligations hereunder to furnish to Lender) (a) its unaudited quarterly Financial Statements within thirty (30) days after the end of its first three quarters in each fiscal year, (b) its certified Financial Statement prepared by an independent certified public accountant within ninety (90) days after the close of its fiscal year which shall be prepared in accordance with generally accepted accounting principles and (c) all other financial information and reports that Lender may from time to time reasonably request, including income tax returns of Borrower and any guarantor of Borrower's obligations hereunder.

         10. BORROWER'S FAILURE TO PAY TAXES, INSURANCE, ETC. Should Borrower fail to make any payment or do any act as herein provided (including, but not limited to, payment of taxes or for insurance). Lender shall have the right, but not the obligation, and without releasing Borrower from any obligation hereunder, to make or do the same, and to pay any sum due in connection therewith or to contest or compromise any encumbrance, charge or lien and in exercising any such rights, incur any liability and expend whatever amounts in this absolute discretion it may deem necessary therefor. All sums so incurred or expended by lender shall be payable by Borrower on demand with interest at the rate of two (2%) percent per month.

         11. CROSS COLLATERALIZATION. Without in any way limited the provisions of Section 3, as additional collateral security for the Borrowers' obligations hereunder, Borrower grants to Lender a further security interest in all machinery, equipment, goods and other collateral covered by any other Loan and Security Agreement, note and security agreement, other agreement or lease (collectively the "other agreements") between Borrower and Lender whether such other agreements are now in existence or hereafter come into existence and Borrower assigns to Lender as security for its obligations hereunder, all of its rights, title and interest in and to any surplus money to which Borrower may be entitled upon the sale of the machinery, equipment, goods and other collateral covered by such other agreements. Anything above to the contrary notwithstanding the benefit of the foregoing cross collateralization shall apply for the benefit of Lender and its assignee holding this Agreement only to the extent that Lender or such assignee is also the holder of such other agreements or one or more of them.

         12. INDEMNITY. Borrower assumes liability for and agrees to indemnify, defend, protect, save and keep harmless Lender from and against costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Lender (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Borrower, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Lender or Borrower, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Borrower remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Each party agrees to give the other notice of any claim or liability hereby indemnified against promptly following learning thereof. The fact that a claim for which Lender is entitled to indemnity under this Section is asserted after the termination of this Agreement shall not release Borrower from its indemnity obligations and this covenant of indemnity shall survive the termination of this Agreement.

         13. DEFAULT. The occurrence of any one of the following shall constitute an Event of Default hereunder: (i) Borrower fails to pay any periodic installment payment or other amount due hereunder on or before the fifth (5th) day following the date when the same becomes due and payable; (ii) Borrower removes, sells, transfers, encumbers, or parts with possession of the Equipment or any items thereof or attempts to do any of the foregoing; (iii) Borrower fails to maintain in force the required insurance on the Equipment in compliance herewith or fails to provide loss payable protection to lender in form satisfactory to Lender; (iv) any representation or warranty made by Borrower herein or in any other agreement between the parties or in any statement given to Lender shall be materially untrue; (v) Borrower shall fail to observe or perform any of the obligations required to be observed or performed by Borrower hereunder, or other obligation or indebtedness of Borrower to Lender otherwise owing or due by Borrower to Lender in any other agreement now or hereafter executed between the parties hereto, and such failure shall continue uncured for twenty (20) days after written notice thereof to Borrower; (vi) Borrower shall
(a) fail to pay any indebtedness for borrowed money (other than the Loan) of the Borrower, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to such indebtedness, or if any such indebtedness shall be declared to be due or payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; (vii) if Borrower leases the premises where the Equipment is located, a breach of such lease by Borrower and the commencement of an action by the landlord to evict Borrower or to repossess the premises; (viii) if Borrower sells, leases or disposes of any of its assets except in the ordinary course of its business and except for the disposition of any obsolete or retired property not useful to Borrower; (ix) Borrower ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statue, law or regulation, such proceedings shall not have been dismissed, or if within sixty (60) days after the appointment without Borrower's acquiescence of any trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall to be vacated; (xi) Borrower sells all or substantially all of its assets or consolidates with or merges into any other entity or Borrower's stockholders or partners sell all or substantially all of their stock or partnership interests; or (xii) the death of a guarantor of Borrower's obligations hereunder or the dissolution or filing of a petition in bankruptcy by or against a guarantor of Borrower's obligations hereunder.

         14. REMEDIES. Upon the occurrence of any Event of Default, Lender shall have the right to recover from Borrower, as liquidated damages for loss of a bargain and not as a penalty, a sum equal to the aggregate of the following; (a) all unpaid periodic installment payments and other sums due under this Agreement to the date of default plus late charges, if any, (b) the present value (using a 6% per year discount rate) of all remaining periodic installment payments due under this Agreement and (c) interest at the rate of two percent (2%) per month on the total of (a) plus (b) from the date of default. In addition, Lender shall have the right to recover from Borrower any expenses paid or incurred by Lender in connection with the enforcement of its rights under this Agreement and the repossession, holding, repair, preparing for sale and subsequent sale, lease or other disposition of the Collateral including attorneys fees and legal expenses (collectively "Repossession Expenses"). BORROWER AND LENDER WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PRECEEDING BASED UPON THIS AGREEMENT.

        The Lender shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code and Lender is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and sell and dispose of such Collateral at one or more public or private sales upon at lease seven (7) days' written notice to Borrower of such sale. The proceeds of each such sale shall be applied by the Lender toward the payment of the repossession Expenses, the liquidated damages specified above and other indebtedness secured hereby. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned Borrower hereby covenants and agrees to pay any deficiency to the Lender. If Lender employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Lender has retaken the Collateral or any part thereof) or for the purpose of recovering the Collateral, or for the purpose of protecting Lender's interest because of any default of Borrower, Borrower agrees to pay reasonable attorney's fees. The Lender may require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by lender which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not exclusive and a waiver by lender of any breach by Borrower in the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or cumulative and not exclusive and a waiver by Lender of any breach by Borrower of the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults; and no failure or delay on the part of Lender in exercising any of its options, powers, rights or remedies, or partial or single exercise thereof, shall constitute a waiver thereof.

        If any court of competent jurisdiction determines that any provision of this Section 14 is invalid or unenforceable in any jurisdiction, in whole or in part, such determination, as to such jurisdiction, shall not prohibit Lender from enforcing its rights and establishing its damages sustained as the result of any breach of this Agreement in accordance with the laws of such jurisdiction.

         15. ASSIGNMENT. Lender may assign or otherwise transfer this Agreement and any and all of Lender's right, title and interest hereunder and in the Collateral including the right to receive all amounts payable hereunder or grant participations therein without Borrower's consent. In the event of such assignment, the right of the assignee to receive all amounts payable hereunder as well as any other right of the assignee shall not be subject to any defense, set-off or counterclaim which Borrower may have against Lender although any claim Borrower may have against Lender shall be preserved and may be separately pursued against Lender. Upon Lender giving notice to Borrower of any such assignment, Borrower shall promptly acknowledge its obligations hereunder to such assignee, and shall comply with the written directions or demands of such assignee and shall make all payments due hereunder as such assignee may direct in writing. Following any such assignment the term "Lender" shall be deemed to include or refer to lender's assignees, but no such assignee shall be deemed to assume any obligation or duty imposed upon Lender hereunder and Borrower shall look only to Lender for performance thereof. As used in this Section 15, "assign" shall be deemed to include a pledge, sale of, or grant of a mortgage on, or a security interest in, any of the Collateral or this Agreement by lender and the term "assignee" shall be deemed to refer to the recipient of such pledge, sale, mortgage or security interest. This Agreement and Borrower's rights and obligations herein shall not be transferable or assignable by Borrower without the Lender's express prior written consent and any such purported assignment by Borrower without such consent shall be null and void.

        16. GENERAL PROVISION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. This Agreement may not be changed, modified or discharged on behalf of Lender, in whole or part, and no right of Lender may be waived except by a writing signed by a duty authorized officer of Lender. The Lender is authorized and empowered to date this Agreement and the Schedule(s) thereto and to fill in blank spaces in accordance with the terms of this transaction, including, but not limited to inserting serial numbers and equipment descriptions in Schedule A and the assignment of an account number. Notices hereunder shall be in writing and shall be deemed given when personally delivered or when sent by facsimile to a party's facsimile number or three days after having been mailed to the other party at the address specified above or such new address as to which a party may advise the other. Forbearance or indulgence by Lender in any regard shall not constitute a waiver of the covenant or condition to be performed by Borrower to which the same may apply. The section captions are for convenience and are not a part of the Agreement. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the parties. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. THIS AGREEMENT AND ANY OTHER WRITTEN AGREEMENTS EXECUTED SIMULTANEOUSLY HEREWITH SUPERSEDE ANY PRIOR PROPOSAL LETTERS, COMMITMENT LETTERS OR NEGOTIATIONS AND THERE ARE NO ORAL COVENANTS OR AGREEMENTS. This Agreement shall not be binding on Lender until accepted and executed on behalf of Lender at its Litchfield Connecticut office.


                                      (2)

                              CORPORATE GUARANTEE
                              -------------------

WHEREAS, the financial and business affairs of the undersigned corporation (the "undersigned") are closely associated with and connected with those of SMA Video, Inc. (the "Obligor"), and the continued successful operations of the Obligor will directly benefit the undersigned; and

WHEREAS, the Obligor is desirous of having Independent Resources, Inc. ("I.R.") finance certain equipment for the Obligor and I.R. is unwilling to do so unless the undersigned guarantees the obligations of the Obligor, as hereafter set forth:

NOW THEREFORE, in consideration of the foregoing and in order to induce I.R. to accept and enter into a Loan and Security Agreement dated September 12, 1996 (the "Agreement") with the Obligor, the undersigned agrees as follows:

1. The undersigned unconditionally and irrevocably guarantees to I.R. the prompt payment in full of all indebtedness and obligations of every kind and nature now and hereafter owing by the Obligor to I.R. under the Agreement as well as any other obligations and indebtedness which the Obligor now owes or may hereafter incur to I.R. under any other agreements or by reason of any financial accommodation including, without limitation, leases of personal property and/or notes and security agreements and/or loan and security agreements between I.R. and the Obligor, now existing or made after the date hereof whether or not presently contemplated.

2. The undersigned unconditionally and irrevocably guarantees to I.R. the prompt, full and faithful performance and discharge by the Obligor of each and every term, condition and warranty to be performed by the Obligor under the Agreement or any modifications or amendments thereof or under any other documents or instruments evidencing any other financial accommodation between I.R. and the Obligor.

3. The undersigned unconditionally and irrevocably agrees to reimburse I.R. for all expenses, costs and reasonable attorney's fees incurred by it in enforcing any of its rights and remedies against the Obligor and/or the undersigned or any other person or concern liable thereon.

4. The undersigned agrees to pay all of the foregoing amounts and perform all of the foregoing obligations notwithstanding that any part or all of the Agreement or any other agreements or financial accommodation shall be void or voidable or unenforceable as against the Obligor or any of the Obligor's creditors, including a trustee in bankruptcy or receiver of Obligor, by reason of any fact or circumstance, including, without limitation, failure of any person to file any document or to take any other action to make any of the Agreement or any other agreement or instrument enforceable in accordance with their respective terms. The liability of the undersigned shall be an absolute and primary obligation of payment and I.R. shall not be required to first (i) proceed against the Obligor; (ii) proceed against or exhaust any security held from the Obligor or any guarantor; or (iii) pursue any other remedies it may have, including remedies against other guarantors.

5. The undersigned waives notice of acceptance hereof and all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, demands of payment and notices of nonpayment, default, protest and dishonor to the undersigned or the Obligor or to the makers or endorsers of any notes or other instruments for which the undersigned may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, moratoria, composition, discharge or release of the whole or any part of the Obligor's obligations under the Agreement or any other agreement or instrument, the release of other guarantors or the compromise of their obligations or the change in location release of any equipment or collateral or the taking of a security interest in any additional or substituted equipment or collateral; and none of the same shall in any way impair the undersigned's liability hereunder. I.R. shall be under no obligation to insure, protect or otherwise preserve the equipment or any other collateral which may secure any indebtedness guaranteed hereunder.

6. All sums at any time to the undersigned's credit and any of the undersigned's property at any time in Ir.'s possession may be held by I.R. as security for all of obligations hereunder.

7. This guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment made to IR. in rescinded or must be returned upon the insolvency, bankruptcy, or reorganization of the Obligor, or otherwise, as if such payment had not been made. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which the undersigned may now or hereafter have against the Obligor for the obligations guaranteed hereunder or against or with respect to the property of the Obligor arising from the existence or performance of this guaranty.

8. This guaranty is a continuing guaranty and shall continue in full force and effect until terminated by the actual receipt by IR. or its assignee of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to receipt of such termination shall not be affected.

9. THE UNDERSIGNED WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. This guaranty is assignable by I.R., in whole or part, and may be subsequently further assigned by such assignees, all without notice to the undersigned. Any assignee of I.R. and all subsequent assignees shall have all of the rights of I.R. hereunder and may enforce this guaranty with the same force and effect as if such guaranty were given to such assignee in the first instance. The invalidity, illegality or unenforceability of any provision of this guaranty shall not affect the validity, legality or enforceability of any of its other provisions. LEGAL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. This guaranty shall be binding on the undersigned and its successors and assigns.

10. The undersigned acknowledges the accuracy of the facts set forth in the recitals hereto and warrants and represents that this guaranty is not in contravention of its charter, certificate of incorporation, by-laws and applicable law and that the execution and delivery of this guaranty and the performance thereof has been duly authorized by its Board of Directors.

Executed this 12th day of September, 1996   FLY FILMS, INC.


                                          BY: /s/ illegible
                                             ----------------------------------
                                          TITLE: illegible
                                                -------------------------------

Affix Seal

                            CERTIFICATE OF SECRETARY
                            ------------------------


The undersigned does hereby certify that he/she is Secretary of Fly Films, Inc. (hereafter call the "Corporation") and that the following is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting thereof duly called and held on September 12, 1996, at which a quorum was present and acting throughout, and that such resolutions are in full force and effect:

"Whereas, the financial affairs of the Corporation are intimately connected to those of SMA Video, Inc. (the "Obligor"); and

Whereas, the financial success of the Obligor will directly benefit the Corporation; and

Whereas, the Obligor has requested that the Corporation guaranty its present and future obligations to INDEPENDENT RESOURCES, INC. ("I.R."); now therefore, it is

RESOLVED, that the officers of the Corporation, and each of them singly, hereby are authorized to execute and deliver to I.R. an unconditional guaranty by the Corporation of the obligations of the Obligor to I.R., either in the form presented to this meeting or with such changes therein as the officer executing the same may approve, his approval and authority to be conclusively evidenced by his execution thereof, such execution to be valid and binding on the Corporation with or without the corporate seal of the Corporation."

The undersigned further certifies that the persons whose names, titles and signatures appear below are the duly elected (or appointed), qualified and acting officers of the Corporation and hold on the date of this Certificate the offices set forth opposite their respective names and the signatures appearing opposite their respective names are the genuine signatures of such persons.

NAME OF OFFICER           TITLE OF OFFICER            SIGNATURE OF OFFICER

Mike Morrissey            President                    /s/ Mike Morrissey
-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 12th day of September, 1996.


                                    /s/ Illegible
                                    -------------------------------------------
                                                     Secretary


                                    *Above Certification Confirmed

                                    -------------------------------------------
                                              Other Officer       (Title)


(Corporate Seal)


*In the case where the Secretary is authorized to sign the guaranty Agreements, by this resolution, and does or will execute the same, this Certificate must also be signed by a second officer of the Corporation.

                              CORPORATE GUARANTEE
                              -------------------

WHEREAS, the financial and business affairs of the undersigned corporation (the "undersigned") are closely associated with and connected with those of SMA Video, Inc. (the "Obligor"), and the continued successful operations of the Obligor will directly benefit the undersigned; and

WHEREAS, the Obligor is desirous of having Independent Resources, Inc. ("I.R.") finance certain equipment for the Obligor and I.R. is unwilling to do so unless the undersigned guarantees the obligations of the Obligor, as hereafter set forth:

NOW THEREFORE, in consideration of the foregoing and in order to induce I.R. to accept and enter into a Loan and Security Agreement dated September 12, 1996 (the "Agreement") with the Obligor, the undersigned agrees as follows:

1. The undersigned unconditionally and irrevocably guarantees to I.R. the prompt payment in full of all indebtedness and obligations of every kind and nature now and hereafter owing by the Obligor to I.R. under the Agreement as well as any other obligations and indebtedness which the Obligor now owes or may hereafter incur to I.R. under any other agreements or by reason of any financial accommodation including, without limitation, leases of personal property and/or notes and security agreements and/or loan and security agreements between I.R. and the Obligor, now existing or made after the date hereof whether or not presently contemplated.

2. The undersigned unconditionally and irrevocably guarantees to I.R. the prompt, full and faithful performance and discharge by the Obligor of each and every term, condition and warranty to be performed by the Obligor under the Agreement or any modifications or amendments thereof or under any other documents or instruments evidencing any other financial accommodation between I.R. and the Obligor.

3. The undersigned unconditionally and irrevocably agrees to reimburse I.R. for all expenses, costs and reasonable attorney's fees incurred by it in enforcing any of its rights and remedies against the Obligor and/or the undersigned or any other person or concern liable thereon.

4. The undersigned agrees to pay all of the foregoing amounts and perform all of the foregoing obligations notwithstanding that any part or all of the Agreement or any other agreements or financial accommodation shall be void or voidable or unenforceable as against the Obligor or any of the Obligor's creditors, including a trustee in bankruptcy or receiver of Obligor, by reason of any fact or circumstance, including, without limitation, failure of any person to file any document or to take any other action to make any of the Agreement or any other agreement or instrument enforceable in accordance with their respective terms. The liability of the undersigned shall be an absolute and primary obligation of payment and I.R. shall not be required to first (i) proceed against the Obligor; (ii) proceed against or exhaust any security held from the Obligor or any guarantor; or (iii) pursue any other remedies it may have, including remedies against other guarantors.

5. The undersigned waives notice of acceptance hereof and all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, demands of payment and notices of nonpayment, default, protest and dishonor to the undersigned or the Obligor or to the makers or endorsers of any notes or other instruments for which the undersigned may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, moratoria, composition, discharge or release of the whole or any part of the Obligor's obligations under the Agreement or any other agreement or instrument, the release of other guarantors or the compromise of their obligations or the change in location release of any equipment or collateral or the taking of a security interest in any additional or substituted equipment or collateral; and none of the same shall in any way impair the undersigned's liability hereunder. I.R. shall be under no obligation to insure, protect or otherwise preserve the equipment or any other collateral which may secure any indebtedness guaranteed hereunder.

6. All sums at any time to the undersigned's credit and any of the undersigned's property at any time in I.R.'s possession may be held by I.R. as security for all of obligations hereunder.

7. This guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment made to I.R. is rescinded or must be returned upon the insolvency, bankruptcy, or reorganization of the Obligor, or otherwise, as if such payment had not been made. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which the undersigned may now or hereafter have against the Obligor for the obligations guaranteed hereunder or against or with respect to the property of the Obligor arising from the existence or performance of this guaranty.

8. This guaranty is a continuing guaranty and shall continue in full force and effect until terminated by the actual receipt by I.R. or its assignee of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to receipt of such termination shall not be affected.

9. THE UNDERSIGNED WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. This guaranty is assignable by I.R., in whole or part, and may be subsequently further assigned by such assignees, all without notice to the undersigned. Any assignee of I.R. and all subsequent assignees shall have all of the rights of I.R. hereunder and may enforce this guaranty with the same force and effect as if such guaranty were given to such assignee in the first instance. The invalidity, illegality or unenforceability of any provision of this guaranty shall not affect the validity, legality or enforceability of any of its other provisions. LEGAL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. This guaranty shall be binding on the undersigned and its successors and assigns.

10. The undersigned acknowledges the accuracy of the facts set forth in the recitals hereto and warrants and represents that this guaranty is not in contravention of its charter, certificate of incorporation, by-laws and applicable law and that the execution and delivery of this guaranty and the performance thereof has been duly authorized by its Board of Directors.

Executed this 12th day of September, 1996

                                        SMA REAL TIME, INC.

                                        BY: /s/ Illegible
                                           -------------------------------
Affix Seal
                                        TITLE: President
                                              ----------------------------

                            CERTIFICATE OF SECRETARY
                            ------------------------


The undersigned does hereby certify that he/she is the Secretary of SMA Real Time, Inc. (hereafter call the "Corporation") and that the following is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting thereof duly called and held on September 12, 1996, at which a quorum was present and acting throughout, and that such resolutions are in full force and effect:

"Whereas, the financial affairs of the Corporation are intimately connected to those of SMA Video, Inc. (the "Obligor"); and

Whereas, the financial success of the Obligor will directly benefit the Corporation; and

Whereas, the Obligor has requested that the Corporation guaranty its present and future obligations to INDEPENDENT RESOURCES, INC. ("I.R."); now therefore, it is

RESOLVED, that the officers of the Corporation, and each of them singly, hereby are authorized to execute and deliver to I.R. an unconditional guaranty by the Corporation of the obligations of the Obligor to I.R., either in the form presented to this meeting or with such changes therein as the officer executing the same may approve, his approval and authority to be conclusively evidenced by his execution thereof, such execution to be valid and binding on the Corporation with or without the corporate seal of the Corporation."

The undersigned further certifies that the persons whose names, titles and signatures appear below are the duly elected (or appointed), qualified and acting officers of the Corporation and hold on the date of this Certificate the offices set forth opposite their respective names and the signatures appearing opposite their respective names are the genuine signatures of such persons.

NAME OF OFFICER           TITLE OF OFFICER            SIGNATURE OF OFFICER

Mike Morrissey            President                   /s/ Mike Morrissey
-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 12th day of September, 1996.


                                    /s/ Illegible
                                    -------------------------------------------
                                                     Secretary


                                    *Above Certification Confirmed

                                    -------------------------------------------
                                              Other Officer       (Title)


(Corporate Seal)


*In the case where the Secretary is authorized to sign the guaranty by this resolution, and does or will execute the same, this Certificate must also be signed by a second officer of the Corporation.

                              CORPORATE GUARANTEE
                              -------------------

WHEREAS, the financial and business affairs of the undersigned corporation (the "undersigned") are closely associated with and connected with those of SMA Video, Inc. (the "Obligor"), and the continued successful operations of the Obligor will directly benefit the undersigned; and

WHEREAS, the Obligor is desirous of having Independent Resources, Inc. ("I.R.") finance certain equipment for the Obligor and I.R. is unwilling to do so unless the undersigned guarantees the obligations of the Obligor, as hereafter set forth:

NOW THEREFORE, in consideration of the foregoing and in order to induce I.R. to accept and enter into a Loan and Security Agreement dated September 12, 1996 (the "Agreement") with the Obligor, the undersigned agrees as follows:

1. The undersigned unconditionally and irrevocably guarantees to I.R. the prompt payment in full of all indebtedness and obligations of every kind and nature now and hereafter owing by the Obligor to I.R. under the Agreement as well as any other obligations and indebtedness which the Obligor now owes or may hereafter incur to I.R. under any other agreements or by reason of any financial accommodation including, without limitation, leases of personal property and/or notes and security agreements and/or loan and security agreements between I.R. and the Obligor, now existing or made after the date hereof whether or not presently contemplated.

2. The undersigned unconditionally and irrevocably guarantees to I.R. the prompt, full and faithful performance and discharge by the Obligor of each and every term, condition and warranty to be performed by the Obligor under the Agreement or any modifications or amendments thereof or under any other documents or instruments evidencing any other financial accommodation between I.R. and the Obligor.

3. The undersigned unconditionally and irrevocably agrees to reimburse I.R. for all expenses, costs and reasonable attorney's fees incurred by it in enforcing any of its rights and remedies against the Obligor and/or the undersigned or any other person or concern liable thereon.

4. The undersigned agrees to pay all of the foregoing amounts and perform all of the foregoing obligations notwithstanding that any part or all of the Agreement or any other agreements or financial accommodation shall be void or voidable or unenforceable as against the Obligor or any of the Obligor's creditors, including a trustee in bankruptcy or receiver of Obligor, by reason of any fact or circumstance, including, without limitation, failure of any person to file any document or to take any other action to make any of the Agreement or any other agreement or instrument enforceable in accordance with their respective terms. The liability of the undersigned shall be an absolute and primary obligation of payment and I.R. shall not be required to first (i) proceed against the Obligor; (ii) proceed against or exhaust any security held from the Obligor or any guarantor; or (iii) pursue any other remedies it may have, including remedies against other guarantors.

5. The undersigned waives notice of acceptance hereof and all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, demands of payment and notices of nonpayment, default, protest and dishonor to the undersigned or the Obligor or to the makers or endorsers of any notes or other instruments for which the undersigned may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, moratoria, composition, discharge or release of the whole or any part of the Obligor's obligations under the Agreement or any other agreement or instrument, the release of other guarantors or the compromise of their obligations or the change in location release of any equipment or collateral or the taking of a security interest in any additional or substituted equipment or collateral; and none of the same shall in any way impair the undersigned's liability hereunder. I.R. shall be under no obligation to insure, protect or otherwise preserve the equipment or any other collateral which may secure any indebtedness guaranteed hereunder.

6. All sums at any time to the undersigned's credit and any of the undersigned's property at any time in Ir.'s possession may be held by I.R. as security for all of obligations hereunder.

7. This guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment made to IR. in rescinded or must be returned upon the insolvency, bankruptcy, or reorganization of the Obligor, or otherwise, as it such payment had not been made. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which the undersigned may now or hereafter have against the Obligor for the obligations guaranteed hereunder or against or with respect to the property of the Obligor arising from the existence or performance of this guaranty.

8. This guaranty is a continuing guaranty and shall continue in full force and effect until terminated by the actual receipt by IR. or its assignee of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to receipt of such termination shall not be affected.

9. THE UNDERSIGNED WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. This guaranty is assignable by I.R., in whole or part, and may be subsequently further assigned by such assignees, all without notice to the undersigned. Any assignee of I.R. and all subsequent assignees shall have all of the rights of I.R. hereunder and may enforce this guaranty with the same force and effect as if such guaranty were given to such assignee in the first instance. The invalidity, illegality or unenforceability of any provision of this guaranty shall not affect the validity, legality or enforceability of any of its other provisions. LEGAL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. This guaranty shall be binding on the undersigned and its successors and assigns.

10. The undersigned acknowledges the accuracy of the facts set forth in the recitals hereto and warrants and represents that this guaranty is not in contravention of its charter, certificate of incorporation, by-laws and applicable law and that the execution and delivery of this guaranty and the performance thereof has been duly authorized by its Board of Directors.

Executed this 12th day of September, 1996

                                        SMA VISUAL EFFECTS CORP.

                                        BY: /s/ illegible
                                           -------------------------------------
Affix Seal
                                        TITLE: President
                                              ----------------------------------

                              INDIVIDUAL GUARANTY
                              -------------------


1. To induce Independent Resources, Inc. (herein called "I.R.") to accept and enter into a Loan and Security Agreement dated September 12, 1996 (herein collectively called the "Agreements") with SMA Video, Inc. (herein called the "Obligor"), the undersigned:
        (a) Unconditionally and irrevocably guarantees to I.R. the prompt payment in full of all indebtedness and obligations of every kind and nature now and hereafter owing by the Obligor to I.R. under the Agreements as well as any other obligations and indebtedness which the Obligor now owes or may hereafter incur to I.R. under any other agreements or by reason of any financial accommodation including, without limitation, leases of personal property and/or notes and security agreements between I.R. and the Obligor whether now existing or made after the date hereof, whether or not presently contemplated;

        (b) Unconditionally and irrevocably guarantees to I.R. the prompt, full and faithful performance and discharge by the Obligor of each and every term, condition, agreement, and warranty to be performed by the Obligor under the Agreements or any modifications or amendments thereof or under any other documents or instruments evidencing any other financial accommodation between I.R. and the Obligor; and

        (c) Unconditionally and irrevocably agrees to reimburse I.R. for all expenses, costs and reasonable attorney's fees incurred by it in enforcing any of its rights and remedies against the Obligor and/or the undersigned or any other person or concern liable thereon.

2. The undersigned agrees to pay all of the foregoing amounts and perform all of the foregoing obligations notwithstanding that any part or all of the Agreements or any other agreements or financial accommodation shall be void or voidable or unenforceable as against the Obligor or any of the Obligor's creditors, including a trustee in bankruptcy or receiver of Obligor, by reason of any fact or circumstance, including, without limitation, failure of any person to file any document or to take any other action to make any of the Agreements or any financial accommodation enforceable in accordance with their respective terms. The liability of the undersigned shall be an absolute and primary obligation of payment and I.R. shall not be required to first (i) proceed against the Obligor; (ii) proceed against or exhaust any security held from the Obligor or any guarantor; or (iii) pursue any other remedies it may have, including remedies against other guarantors.

3. The undersigned waives notice of acceptance hereof, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, demands of payment and notices of nonpayment, default, protest and dishonor to the undersigned or the Obligor or to the makers or endorsers of any notes or other instruments for which the undersigned may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, moratoria, composition, discharge or release of the whole or any part of the Obligor's obligations under the Agreements or any other agreement or financial accommodation, the release of other guarantors or the compromise of their obligations and the change in location or release of any equipment or collateral or the taking of a security interest in any additional or substituted equipment or collateral; and none of the same shall in any way impair the undersigned's liability hereunder. I.R. shall be under no obligation to insure, protect or otherwise preserve the equipment or any other collateral which may secure any indebtedness guaranteed hereunder.

4. All sums at any time to the undersigned's credit and any of the undersigned's property at any time in I.R.'s possession may be held by I.R. as security for all of undersigned's obligations hereunder.

5. This Guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment made to I.R. is rescinded or must be returned upon the insolvency, bankruptcy, or reorganization of the Obligor, or otherwise, as if such payment had not been made. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which the undersigned may now or hereafter have against the Obligor for the obligations guaranteed hereunder or against or with respect to the property of the Obligor arising from the existence or performance of this Guaranty.

6. This guaranty shall not be discharged or otherwise affected by the death, incompetence or insolvency of the undersigned and shall be binding on the undersigned's heirs, executors and administrators.
7. This guaranty is a continuing guaranty and shall continue in full force and effect until terminated by the actual receipt by I.R. or its assignee of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to receipt of such termination shall not be affected.

8. The undersigned waives all right to a trial by jury in any action or proceeding based hereon. This guaranty is assignable by I.R., in whole or part, and may be subsequently further assigned by such assignees, all without notice to the undersigned. Any assignee of I.R. and all subsequent assignees shall have all of the rights of I.R. hereunder and may enforce this guaranty with the same force and effect as if such guaranty were given to such assignee in the first instance. The invalidity, illegality or unenforceability of any provision of this guaranty shall not affect the validity, legality or enforceability of any of its other provisions. Legal rights and obligations hereunder shall be determined in accordance with the laws of the State of Connecticut.

          Executed this 12th day of September, 1996.

          /s/ illegible
----------------------------------
WITNESS                                                /s/ David Satin
                                             ---------------------------------
                                             David Satin
                                             401 East 34th Street
                                             New York, NY 10016
                                             SS# ###-##-####

                              INDIVIDUAL GUARANTY
                              -------------------


1. To induce Independent Resources, Inc. (herein called "I.R.") to accept and enter into a Loan and Security Agreement dated September 12, 1996 (herein collectively called the "Agreements") with SMA Video, Inc. (herein called the "Obligor"), the undersigned:

        (a) Unconditionally and irrevocably guarantees to I.R. the prompt payment in full of all indebtedness and obligations of every kind and nature now and hereafter owing by the Obligor to I.R. under the Agreements as well as any other obligations and indebtedness which the Obligor now owes or may hereafter incur to I.R. under any other agreements or by reason of any financial accommodation including, without limitation, leases of personal property and/or notes and security agreements between I.R. and the Obligor whether now existing or made after the date hereof, whether or not presently contemplated;

        (b) Unconditionally and irrevocably guarantees to I.R. the prompt, full and faithful performance and discharge by the Obligor of each and every term, condition, agreement, and warranty to be performed by the Obligor under the Agreements or any modifications or amendments thereof or under any other documents or instruments evidencing any other financial accommodation between I.R. and the Obligor; and

        (c) Unconditionally and irrevocably agrees to reimburse I.R. for all expenses, costs and reasonable attorney's fees incurred by it in enforcing any of its rights and remedies against the Obligor and/or the undersigned or any other person or concern liable thereon.

2. The undersigned agrees to pay all of the foregoing amounts and perform all of the foregoing obligations notwithstanding that any part or all of the Agreements or any other agreements or financial accommodation shall be void or voidable or unenforceable as against the Obligor or any of the Obligor's creditors, including a trustee in bankruptcy or receiver of Obligor, by reason of any fact or circumstance, including, without limitation, failure of any person to file any document or to take any other action to make any of the Agreements or any financial accommodation enforceable in accordance with their respective terms. The liability of the undersigned shall be an absolute and primary obligation of payment and I.R. shall not be required to first (i) proceed against the Obligor; (ii) proceed against or exhaust any security held from the Obligor or any guarantor; or (iii) pursue any other remedies it may have, including remedies against other guarantors.

3. The undersigned waives notice of acceptance hereof, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, demands of payment and notices of nonpayment, default, protest and dishonor to the undersigned or the Obligor or to the makers or endorsers of any notes or other instruments for which the undersigned may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, moratoria, composition, discharge or release of the whole or any part of the Obligor's obligations under the Agreements or any other agreement or financial accommodation, the release of other guarantors or the compromise of their obligations and the change in location or release of any equipment or collateral or the taking of a security interest in any additional or substituted equipment or collateral; and none of the same shall in any way impair the undersigned's liability hereunder. I.R. shall be under no obligation to insure, protect or otherwise preserve the equipment or any other collateral which may secure any indebtedness guaranteed hereunder.

4. All sums at any time to the undersigned's credit and any of the undersigned's property at any time in I.R.'s possession may be held by I.R. as security for all of undersigned's obligations hereunder.

5. This Guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment made to I.R. is rescinded or must be returned upon the insolvency, bankruptcy, or reorganization of the Obligor, or otherwise, as if such payment had not been made. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which the undersigned may now or hereafter have against the Obligor for the obligations guaranteed hereunder or against or with respect to the property of the Obligor arising from the existence or performance of this Guaranty.

6. This guaranty shall not be discharged or otherwise affected by the death, incompetence or insolvency of the undersigned and shall be binding on the undersigned's heirs, executors and administrators.

7. This guaranty is a continuing guaranty and shall continue in full force and effect until terminated by the actual receipt by I.R. or its assignee of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to receipt of such termination shall not be affected.

8. The undersigned waives all right to a trial by jury in any action or proceeding based hereon. This guaranty is assignable by I.R., in whole or part, and may be subsequently further assigned by such assignees, all without notice to the undersigned. Any assignee of I.R. and all subsequent assignees shall have all of the rights of I.R. hereunder and may enforce this guaranty with the same force and effect as if such guaranty were given to such assignee in the first instance. The invalidity, illegality or unenforceability of any provision of this guaranty shall not affect the validity, legality or enforceability of any of its other provisions. Legal rights and obligations hereunder shall be determined in accordance with the laws of the State of Connecticut.

Executed this 12th day of September, 1996.

           /s/ illegible
-------------------------------------
WITNESS
                                             /s/ Michael Morrissey
                                             ----------------------------------
                                             Michael Morrissey
                                             161 Ludlow Street
                                             New York, NY 10003
                                             SS# ###-##-####

                            CERTIFICATE OF SECRETARY
                            ------------------------


     The undersigned does hereby certify that he/she is Secretary of SMA Visual Effects Corp. (hereafter called the "Corporation") and that the following is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting thereof duly called and held on September 12, 1996, at which a quorum was present and acting throughout, and that such resolutions are in full force and effect:

"Whereas, the financial affairs of the Corporation are intimately connected to those of SMA Video, Inc. (the "Obligor"); and

Whereas, the financial success of the Obligor will directly benefit the Corporation; and

Whereas, the Obligor has requested that the Corporation guaranty its present and future obligations to INDEPENDENT RESOURCES, INC. ("I.R"); now therefore, it is

RESOLVED, that the officers of the Corporation, and each of them singly, hereby are authorized to execute and deliver to I.R. an unconditional guaranty by the Corporation of the obligations of the Obligor to I.R., either in the form presented to this meeting or with such changes therein as the officer executing the same may approve, his approval and authority to be conclusively evidenced by his execution thereof, such execution to be valid and binding on the Corporation with or without the corporate seal of the Corporation."

The undersigned further certifies that the persons whose names, titles and signatures appear below are the duly elected (or appointed), qualified and acting officers of the Corporation and hold on the date of this Certificate the offices set forth opposite their respective names and the signatures appearing opposite their respective names are the genuine signatures of such persons.

NAME OF OFFICER           TITLE OF OFFICER            SIGNATURE OF OFFICER

Mike Morrissey            President                   /s/ Mike Morrissey
-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------

-----------------------   ------------------------    -------------------------


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 12th day of September, 1996.

                                                  /s/ illegible
                                    -------------------------------------------
                                                     Secretary


                                    *Above Certification Confirmed

                                    -------------------------------------------
                                              Other Officer       (Title)


(Corporate Seal)


*In the case where the Secretary is authorized to sign the guaranty by this resolution and does or will execute the same, this Certificate must also be signed by a second officer of the Corporation.

September 12, 1996

SMA Video, Inc.
100 Avenue of the Americas
10th Floor
New York, NY 10013

Gentlemen and Madams:

As you are aware, Independent Resources, Inc. requires the following insurance coverage with companies and in form satisfactory to it as one of the conditions of its entering into the proposed Loan and Security Agreement #SMA0001 with respect to its contemplated equipment financing for your Company:

1. Insurance against loss, damage, destruction or theft of the Equipment, with extended coverage, with loss payable solely to INDEPENDENT RESOURCES, INC. AND OR ITS ASSIGNS in the amount equal to not less than the Equipment's full replacement value. The amount initially required is $995,000.00.

2. $5,000,000.00 combined single limit for general liability insurance written by an insurance carrier rated A+VIII by A.M. Best Company with respect to the Equipment, naming INDEPENDENT RESOURCES, INC. AND/OR ITS ASSIGNS as Additional Insured.

3. The policies must provide that they will not be canceled or altered without thirty (30) days prior written notice to INDEPENDENT RESOURCES, INC. AND/OR ITS ASSIGNS. Notices to Independent Resources, Inc. are to be sent to 43 West Street, Litchfield, Connecticut 06759 until further notice to the insurance carrier. The policies insuring against loss, damage, destruction or theft must provide that the coverage will not be invalidated against INDEPENDENT RESOURCES, INC. AND/OR ITS ASSIGNS because of any violation of any condition or warranty contained in any policy or application therefore by the insured or others or by reason of any act of the insured.

4. Insurance must be effective and Independent Resources, Inc. must receive duplicates of policies or satisfactory certificates prior to the commencement date of the applicable Lease, Loan and Security Agreement or other financing document.

Please be sure to forward a copy of this letter to your insurance company to be processed, and sign and return a copy of this letter to us.

Very truly yours,

INDEPENDENT RESOURCES, INC.



----------------------------------
                           (Title)

AGREED TO AND ACCEPTED BY:

SMA VIDEO, INC.

BY:        /s/ illegible
   -------------------------------
                           (Title)


--------------------------------------------------------------------------------
INSURANCE COMPANY

NAME:  DWD Insurance                ADDRESS
     -----------------------------         ---------------------------------

PHONE: 516-328-8300                 CONTACT:   David Marinello
      ----------------------------          --------------------------------
       516-327-2800 (Fax)

                          INDEPENDENT RESOURCES, INC.
                                 43 WEST STREET
                                  P.O. BOX 456
                              LITCHFIELD, CT 06759


September 12, 1996



SMA Video, Inc.
100 Avenue of the Americas
10th Floor
New York, NY 10013

Gentlemen and Madams:

Under your Loan and Security Agreement #SMA0001 with Independent Resources, Inc. you are responsible for the payment of all taxes related to the Equipment that we are financing for you.

While we normally bill for taxes, if any, payable on the rentals (sales/use tax), we will not bill you for or furnish any advise with respect to any taxes on the Equipment, such as property, ad valorem or other tax imposed by any state, federal, local or foreign government in connection with the purchase, possession, ownership or operation of the Equipment.

It is your obligation to timely submit such reports, file such returns and pay applicable taxes when due in connection with the Equipment. If local law prohibits you from making direct payment or filing the applicable report or return it is your responsibility to immediately advise us in writing to such effect and furnish us with the forms, data and information as will enable us to make and file the return or report, along with your payment for the tax due. Your prompt attention will avoid accrual of interest and penalties which would be your responsibility.

Please sign and return a copy of this letter to us.

Very truly yours,

INDEPENDENT RESOURCES, INC.

           /s/ illegible
---------------------------------------
                                (Title)



The above is acknowledged and agreed to by:

SMA VIDEO, INC.

            /s/ illegible
---------------------------------------
                                (Title)

September 12, 1996




Independent Resources, Inc.
43 West Street
P.O. Box 456
Litchfield, CT 06759

Gentlemen:

Reference is made herein to a certain Loan and Security Agreement #SMA0001 dated September 12, 1996 between Independent Resources, Inc. as Lender and SMA Video, Inc. as Borrower (the "Loan") covering (see Schedule "A" attached hereto and made a part hereof).

We hereby authorize you to disburse the proceeds representing the amount financed by virtue of the Loan as follows:



          $895,000.00        Philips Broadcast Television Systems Company
                             94 West Cochran Street
                             Simi Valley, CA 93065

          $100,000.00        Security Deposit to Independent Resources, Inc.



================================================================================
          $995,000.00        TOTAL PROCEEDS



Very truly yours,



SMA VIDEO, INC.

           /s/ illegible
---------------------------------------
                                (Title)

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

                                   SCHEDULE A
                                   ----------

The following description of property supplements, and is part of, the Loan and Security Agreement #SMA0001 dated September 12, 1996 between the undersigned Buyer and Independent Resources, Inc. and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.



     One (1) Spirit Datacine Telecine 2K X 2K Real Time Film Scanner, S/N  104 .
                                                                           ----



     COMPLETE WITH ANY AND ALL ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, IMPROVEMENTS, MODIFICATIONS AND SUBSTITUTIONS THERETO AND THEREFOR AND ALL PROCEEDS INCLUDING INSURANCE PROCEEDS THERETO AND THEREFROM.




SMA VIDEO, INC.                             INDEPENDENT RESOURCES, INC.


        /s/ illegible                                  /s/ illegible
-----------------------------------         -----------------------------------
                            (Title)                                     (Title)

                              DELIVERY CERTIFICATE
                              --------------------


TO: INDEPENDENT RESOURCES, INC.                                LOAN NO.: SMA0001


09/12/96                                                          LOAN DATE:



The undersigned Borrower hereby acknowledges that all of the Equipment described below and in the Loan and Security Agreement referred to above ("the Loan and Security Agreement") has been delivered to Borrower, and is of the manufacture, design and specifications selected by Borrower and is suitable for Borrower's purposes, and that said Equipment fully complies with said Loan and Security Agreement and Borrower has accepted said Equipment thereunder.

Borrower understands that this Delivery Certificate may be used as an inducement to an assignee of Independent Resources, Inc. ("I.R.") to accept an assignment of said Loan and Security Agreement and to make advances to I.R. Borrower hereby represents to I.R. and any such assignee that said Loan and Security Agreement at the date hereof is free from any defense, off-set or counterclaim and hereby waives, as to any such assignee, all such defenses, off-sets and counterclaims as may arise in the future (preserving the same against I.R.).


     Equipment Description:


     SEE SCHEDULE A ATTACHED HERETO MADE A PART HEREOF.




                                        SMA VIDEO, INC.


            /s/ illegible
     -----------------------------
                                                            (Title)


Date:  10/31    , 1996
     -----------    --
deneen
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


                                   SCHEDULE A
                                   ----------

The following description of property supplements, and is part of, the Loan and Security Agreement #SMA0001 dated September 12, 1996 between the undersigned Buyer and Independent Resources, Inc. and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.



     One (1) Spirit Datacine Telecine 2K X 2K Real Time Film Scanner, S/N  104 .
                                                                         ------



     COMPLETE WITH ANY AND ALL ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, IMPROVEMENTS, MODIFICATIONS AND SUBSTITUTIONS THERETO AND THEREFOR AND ALL PROCEEDS INCLUDING INSURANCE PROCEEDS THERETO AND THEREFROM.







SMA VIDEO, INC.                              INDEPENDENT RESOURCES, INC.

           /s/ illegible                              /s/ illegible
---------------------------------------      --------------------------------
                            (Title)                               (Title)

                          INDEPENDENT RESOURCES, INC.
                         43 WEST STREET, P.O. BOX 456
                             LITCHFIELD, CT 06759


September 23, 1996

Philips Broadcast Television Systems Company
94 West Cochran Street
Simi Valley, CA 93065

RE: Remarketing Agreement with Respect to SMA Video, Inc. (the "Obligor")

Gentlemen and Madams:

In consideration of the interest of Philips Broadcast Television Systems Company ("Vendor") as the supplier of the equipment listed on the annexed Schedule A (the "Equipment") to Independent Resources, Inc. and/or Its Assigns ("I.R.") for financing by I.R. to the above Obligor pursuant to Loan and Security Agreement #SMA0001 dated September 12, 1996 (the "Agreement"):

If the Obligor defaults under the Agreement, then Vendor agrees that Vendor will, if requested by I.R., remarket the Equipment on a "best efforts" basis, on I.R.'s behalf according to the following terms and conditions. Upon I.R.'s repossessing the Equipment or acquiring the legal right to take possession of the Equipment, Vendor will, at I.R.'s request with all reasonable dispatch undertake to sell the Equipment as agent for I.R. utilizing sales efforts at least as great as efforts Vendor makes to sell similar machinery held for Vendor's own account. Vendor will keep I.R. regularly apprised of Vendor's sales efforts and prospects. In addition, if requested by I.R., Vendor shall dismantle, crate, remove, transport and store the Equipment and maintain hazard insurance coverage (naming I.R. as owner/loss payee) upon the Equipment in such amounts and terms as are usual and customary for such Equipment, Vendor also agrees at I.R.'s request to clean and refurbish the Equipment to the extent reasonably required to facilitate the sale of the Equipment. All expenses of Vendor under this paragraph are referred to as Vendor's "Remarketing Expenses" and Vendor shall bill I.R. for Vendor's cost. I.R. will only be responsible for the first $5,000.00 of "Remarketing Expenses", excluding cleaning and refurbishing expenses. Cleaning and refurbishing expenses will be determined after Vendor inspects the Equipment and will be mutually agreed to by both Vendor and I.R. Such cleaning and refurbishing expenses will be at Vendor's cost and paid by I.R. In addition, if requested by I.R., Vendor agrees to give I.R. a written appraisal of the Equipment without cost. Vendor's sale of the Equipment shall be as agent for I.R.'s approval, which approval shall not be unreasonably withheld. The proceeds of such sale shall be paid to I.R. The sale shall not be consummated until I.R. has given proper notice of sale to Obligor and otherwise complied with the provisions of the Uniform Commercial Code and other applicable law.

If the proceeds received by I.R. on the sale or other disposition of the Equipment exceed I.R.'s close out amount on the transaction (I.R.'s close out amount shall consist of the unpaid balance due under the Agreement less unearned interest as calculated by I.R. plus late charges plus any expenses, including legal fees, incurred by I.R. in enforcing its rights under the Agreement). Vendor shall be entitled to receive from such excess all Remarketing Expenses paid or incurred by it to the extent authorized under the Uniform Commercial Code. To the extent there is no excess to reimburse Vendor, it shall have no claim against I.R. therefor.

The obligations of Vendor hereunder shall inure to the benefit of I.R.'s assignees.

Very Truly Yours,

INDEPENDENT RESOURCES, INC.


----------------------------------
                        (Title)

AGREED TO AND ACCEPTED BY:
PHILIPS BROADCAST TELEVISION SYSTEMS COMPANY


 /s/ illegible
----------------------------------
                        (Title)

                          ACKNOWLEDGMENT OF ASSIGNMENT
                          ----------------------------



TO:     PHOENIXCOR, INC.
        65 WATER STREET
        SOUTH NORWALK, CONNECTICUT 06854

RE:     LOAN & SECURITY AGREEMENT #SMA0001 DATED
        VIDEO, INC.

Gentlemen:

         Reference is made to the annexed Loan & Security Agree related purchase agreement (collectively, the "Loan") between India ("Lender") and the undersigned SMA Video, Inc. as Borrower. We consent to Lender's assignment of the Loan to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the vendor of the equipment described in the Loan (the "Equipment) and/or to Lender with respect to the Loan, we hereby acknowledge and agree that:

         1. The Loan is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with its terms. We have not entered into any agreement with any person modifying the provisions of the Loan and we cannot make any further modification, termination or settlement of amounts due under the Loan except with the consent of you or your assigns.

         2. The Loan describes the entire agreement between Lender and us regarding our use of and rights and obligations with respect to the Equipment. There are no "side letters" or verbal understandings between us and Lender modifying the provisions of the Loan or otherwise affecting our obligations to make the payments thereunder.

         3. The Equipment was first delivered to our premises located at 100 Avenue of the Americas, 10th Floor on or after September 6,1996 and has been unconditionally accepted by us, including backordered product upgrades remaining to be delivered in the amount of $76,965.00. We agree to make no claim against you with respect to the Equipment.

         4. If the Equipment does not contain the serial number(s) of the items, you are hereby authorized to insert any serial number(s) obtained wherever the Equipment is described in the Loan or related documents and you are hereby further authorized to execute and file UCC Amendments to reflect such serial number(s) on our behalf.

         5. Lender has assigned to you all of its right, title and interest in the Loan but none of its obligations and you are the Lender of record under the Loan. We agree to remit to you the remaining 64 monthly rental payments consisting of 5 monthly payments in the amount of $4,641.75 followed by 59 monthly payments in the amount of $20,868.96 (plus tax if applicable) commencing December 21, 1996 and continuing on the same day of every month thereafter. These are the remaining monthly rentals due after crediting any prepaid rentals paid to Lender. We will have no obligation to you and you will have no obligation to us with respect to any such prepaid rent paid to Lender. However, we preserve all our rights against Lender and the vendor of the Equipment. We agree to make all payments due and to give all notices and information required under the Loan to you at your above address or to any revised address of which you or your assigns may advise us. The commencement date of December 21,

             1996 shall supersede the commencement date of December 13, 1996 as written on the Loan, and Lender may correct such date on the Loan.

         6. We will insure the Equipment as required under the Loan and cause you to be named as loss payee and additional insured and we will perform for your benefit all of our obligations as Borrower under the Loan.

         7. We have received no notice of a prior sale, transfer, assignment or pledge of the Loan, the rents reserved thereunder or the Equipment.

         8.  We have no right to prepay the sums due under the Loan except N/A.

         9. There will not be use/sales tax due with each payment under the Loan.

         10. There are no judgments, suits or proceedings pending or threatened against us which would adversely affect our ability to make payments under the Loan.

         11. No event of default (or that which would constitute an event of default under the Loan with the passage of time, giving of notice, or both) on our part, or to our knowledge, on the part of Lender, has occurred in the performance of each such Party's obligations under the Loan.

         12. This Acknowledgment of Assignment shall inure to the benefit of your successor and assigns.

DATED: November 21, 1996



                                             Very truly yours,


                                             SMA VIDEO, INC.
                                             ---------------
                                                (BORROWER)



                                             BY:      /s/ illegible
                                                --------------------------

                                             TITLE:  Executive Vice President


                            ACKNOWLEDGMENT OF LENDER
                            ------------------------

The undersigned Lender under the Loan defined in the foregoing Acknowledgment of Assignment hereby consent to the foregoing and confirms that it has assigned all remaining rentals under the Loan to Phoenixcor, Inc., as specified in the Acknowledgment of Assignment.

DATED:                , 19
      ----------------   ---

INDEPENDENT RESOURCES, INC.
---------------------------
     (LENDER)

BY:
   ------------------------

TITLE:
      ---------------------

FAX

SMA
SMA VIDEO INC.

                   SMA Video, Inc.
              100 Avenue of the Americas
                      10th Floor
                 New York, N.Y. 10013
            212 226 7474   Fax 212 941 0439


Date:  11/21/96               Time:  12:07

To:  Alyson Guest

Company:  IR

From: Angela Madden

Fax #:                        # of pages (including cover):  3

                          Independent Resources, Inc.


================================================================================
                              FOR YOUR INFORMATION
================================================================================


To:                     ANGELA MADDEN
Company:
Fax number:             +1 (212) 941-0439
Business phone:

From:                   Alyson M. Guest
Title:                  Director of
Fax number:             +1 (860) 567-7028,
Business phone.         860-567-7707

Date & Time:            11/21/96 9:51:40 AM
Pages sent              4
Re:                     REVISED NOTICE OF ASSIGNMENT

================================================================================
ANGELA: THIS NEEDS TO BE FAXED BACK TO ME (MAIL ORIGINAL) BY 12:00 NOON IN ORDER TO WIRE THE MONIES TO PHILLIPS.

PLEASE CALL. THANKS














================================================================================
                                 43 West Street
                                  P.O. Box 456
                              Litchfield, CT 06759

                          ACKNOWLEDGMENT OF ASSIGNMENT
                          ----------------------------


TO:     PHOENIXCOR, INC.
        65 WATER STREET
        SOUTH NORWALK, CONNECTICUT 06854

RE:     LOAN & SECURITY AGREEMENT #SMA0001 DATED SEP
        VIDEO, INC.

Gentlemen:

         Reference is made to the annexed Loan & Security Agreement dated September 12, 1996 and any related purchase agreement (collectively, the "Loan") between Independent Resources, Inc. as Lender ("Lender") and the undersigned SMA Video, Inc. as Borrower. We consent to Lender's assignment of the Loan to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the vendor of the equipment described in the Loan (the "Equipment") and/or to Lender with respect to the Loan, we hereby acknowledge and agree that:

         1. The Loan is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with its terms. We have not entered into any agreement with any person modifying the provisions of the Loan and we cannot make any further modification, termination or settlement of amounts due under the Loan except with the consent of you or your assigns.

         2. The Loan describes the entire agreement between Lender and us regarding our use of and rights and obligations with respect to the Equipment. There are no "side letters" or verbal understandings between us and Lender modifying the provisions of the Loan or otherwise affecting our obligations to make the payments thereunder.

         3. The Equipment was first delivered to our premises located at 100 Avenue of the Americas, 10th Floor on or after October 29, 1996 and has been unconditionally accepted by us. We agree to make no claim against you with respect to the Equipment.

         4. If the Equipment does not contain the serial number(s) of the items, you are hereby authorized to insert any serial number(s) obtained wherever the Equipment is described in the Loan or related documents and you are hereby further authorized to execute and file UCC Amendments to reflect such serial number(s) on our behalf.

         5. Lender has assigned to you all of its right, title and interest in the Loan but none of its obligations and you are the Lender of record under the Loan. We agree to remit to you the remaining 64 monthly rental payments consisting of 5 monthly payments in the amount of $4,641.75 followed by 59 monthly payments in the amount of $20,868.96 (plus tax if applicable) commencing December 14, 1996 and continuing on the same day of every month thereafter. These are the remaining monthly rentals due after crediting any prepaid rentals paid to Lender. We will have no obligation to you and you will have no obligation to us with respect to any such prepaid rent paid to Lender. However, we preserve all our rights against Lender and the vendor of the Equipment. We agree to make all payments due and to give all notices and information required under the Loan to you at your above address or to any revised address of which you or your assigns may advise us.

         6. We will insure the Equipment as required under the Loan and cause you to be named as loss payee and additional insured and we will perform for your benefit all of our obligations as Borrower under the Loan.

         7. We have received no notice of a prior sale, transfer, assignment or pledge of the Loan, the rents reserved thereunder or the Equipment.

         8.  We have no right to prepay the sums due under the Loan except N/A.

         9. There will not be use/sales tax due with each payment under the Loan.

         10. There are no judgments, suits or proceedings pending or threatened against us which would adversely affect our ability to make payments under the Loan.

         11. No event of default (or that which would constitute an event of default under the Loan with the passage of time, giving of notice, or both) on our part, or to our knowledge, on the part of Lender, has occurred in the performance of each such party's obligations under the Loan.

         12. This Acknowledgment of Assignment shall inure to the benefit of your successor and assigns.

DATED: November 13, 1996



                                        Very truly yours,


                                        SMA VIDEO, INC.
                                        ---------------
                                           (BORROWER)


                                        BY:     /s/ illegible
                                           --------------------------

                                        TTILE: Executive Vice President
                                               ------------------------
                                               Director of Engineering


                            ACKNOWLEDGMENT OF LENDER
                            ------------------------

The undersigned Lender under the Loan defined in the foregoing Acknowledgment of Assignment hereby consent to the foregoing and confirms that it has assigned all remaining rentals under the Loan to Phoenixcor, Inc., as specified in the Acknowledgment of Assignment.

DATED:                 ,19
      -----------------   --

INDEPENDENT RESOURCES, INC.
---------------------------
     (LENDER)


BY:
   ------------------------

TITLE:
      ---------------------

                          ACKNOWLEDGMENT OF ASSIGNMENT
                          ----------------------------


TO:     PHOENIXCOR, INC.
        65 WATER STREET
        SOUTH NORWALK, CONNECTICUT 06854

RE:     LOAN & SECURITY AGREEMENT #SMA0001 DATED SEP
        VIDEO, INC.

Gentlemen:

         Reference is made to the annexed Loan & Security Agreement dated

September 12, 1996 and any related purchase agreement (collectively, the "Loan") between Independent Resources, Inc. as Lender ("Lender") and the undersigned SMA Video, Inc. as Borrower. We consent to Lender's assignment of the Loan to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the vendor of the equipment described in the Loan (the "Equipment") and/or to Lender with respect to the Loan, we hereby acknowledge and agree that:

         1. The Loan is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with its terms. We have not entered into any agreement with any person modifying the provisions of the Loan and we cannot make any further modification, termination or settlement of amounts due under the Loan except with the consent of you or your assigns.

         2. The Loan describes the entire agreement between Lender and us regarding our use of and rights and obligations with respect to the Equipment. There are no "side letters" or verbal understandings between us and Lender modifying the provisions of the Loan or otherwise affecting our obligations to make the payments thereunder.

         3. The Equipment was first delivered to our premises located at 100 Avenue of the Americas, 10th Floor on or after October 29, 1996 and has been unconditionally accepted by us. We agree to make no claim against you with respect to the Equipment.

         4. If the Equipment does not contain the serial number(s) of the items, you are hereby authorized to insert any serial number(s) obtained wherever the Equipment is described in the Loan or related documents and you are hereby further authorized to execute and file UCC Amendments to reflect such serial number(s) on our behalf.

         5. Lender has assigned to you all of its right, title and interest in the Loan but none of its obligations and you are the Lender of record under the Loan. We agree to remit to you the remaining 64 monthly rental payments consisting of 5 monthly payments in the amount of $4,641.75 followed by 59 monthly payments in the amount of $20,868.96 (plus tax if applicable) commencing December 14, 1996 and continuing on the same day of every month thereafter. These are the remaining monthly rentals due after crediting any prepaid rentals paid to Lender. We will have no obligation to you and you will have no obligation to us with respect to any such prepaid rent paid to Lender. However, we preserve all our rights against Lender and the vendor of the Equipment. We agree to make all payments due and to give all notices and information required under the Loan to you at your above address or to any revised address of which you or your assigns may advise us.

         6. We will insure the Equipment as required under the Loan and cause you to be named as loss payee and additional insured and we will perform for your benefit all of our obligations as Borrower under the Loan.

         7. We have received no notice of a prior sale, transfer, assignment or pledge of the Loan, the rents reserved thereunder or the Equipment.

         8.  We have no right to prepay the sums due under the Loan except N/A.

         9. There will not be use/sales tax due with each payment under the Loan.

         10. There are no judgments, suits or proceedings pending or threatened against us which would adversely affect our ability to make payments under the Loan.

         11. No event of default (or that which would constitute an event of default under the Loan with the passage of time, giving of notice, or both) on our part, or to our knowledge, on the part of Lender, has occurred in the performance of each such party's obligations under the Loan.

         12. This Acknowledgment of Assignment shall inure to the benefit of your successor and assigns.

DATED: November 1, 1996




                                             Very truly yours,

                                             SMA VIDEO, INC.
                                             ---------------
                                                (BORROWER)


                                             BY: /s/ Michael J. Morrissey
                                                -------------------------
                                                     Michael J. Morrissey
                                             TTILE:  President



                            ACKNOWLEDGMENT OF LENDER
                            ------------------------

The undersigned Lender under the Loan defined in the foregoing Acknowledgment of Assignment hereby consent to the foregoing and confirms that it has assigned all remaining rentals under the Loan to Phoenixcor, Inc., as specified in the Acknowledgment of Assignment.


DATED:     11/1   ,1996
      ------------   --

INDEPENDENT RESOURCES, INC.
---------------------------
     (LENDER)

BY:       /s/ illegible
   ---------------------------

TITLE: Director of Business Development

[LOGO]      PHILIPS

Philips Broadcast Television Systems Company

REMITTANCE ADDRESS
94 West Cochran Street
Simi Valley, CA 93065

INVOICE

BILL      SMA VIDEO
TO        ATTN: DAVE STAIN
          100 6TH AVE, 10TH FLOOR
          NEW YORK, NY 10013

SHIP      SMA VIDEO
TO        ATTN: DAVE SATIN
          100 6TH AVE, 10TH FLOOR
          NEW YORK, NY 10013


INVOICE NO.    RVSN     DATE       PAGE
   277196E              09/18/96   1

CUSTOMER ORDER NO.   SALES ORDER    TAXABLE
                     A1-11192            NO

AIRBILL/BILL OF LADING NO.   DATE OF SHIPMENT
                             09/06/96

METHOD OF SHIPMENT    F.O.B.  P.P.D.
                        2       XXX
CARRIER

TERMS
   LEASE COMPANY BANK


BILL TO CUSTOMER > 2050           SHIP TO CUSTOMER > 2050

ITEM    PRODUCT NUMBER  DESCRIPTION                       TAX   QTY. SHIPPED   QTY.BACK ORD     UNIT PRICE      EXTENSION

1       F0-128510-000   SDC200 SPIRIT DATACINE                        1            0            $797,730.00     $797,730.00
                          S/N: 104
2       F0-128102-000   FH 1020 ACCESSORY KIT                         1            0              $2,820.00       $2,820.00
4       F0-128151-010   FH-1510 CONTROL PANEL KIT                     1            0              $8,450.00       $8,450.00
9       F0-128222-010   FSBFA35LGA SUPER 35 LGA                       1            0            $103,236.00     $103,236.00
10      75-033373-001   INSTL & ORIENTATION FDL-90                    1            0              $4,860.00       $4,860.00
11      F0-128106-100   FH1061 FUSE SET                               1            0                  $0.00           $0.00
12      F0-126692-800   FD0708 8MM REEL DRIVE SET                     1            0                  $0.00           $0.00
13      F0-126624-300   FU-0043 CUSTOMER MANUAL                       1            0                $939.00         $939.00

                        BACKORDERED PRODUCT UPGRADES
                        SCHEDULED SHIP DATE 12/96

14      F0-128167-410   FH-1674 ROTATION                              0            1             $60,069.00
15      F0-128140-810   FY-1408 MONITORING SEL.                       0            1             $12,200.00
16      F0-128166-000   FH1660 DIAGNOSTIC SOFTWARE                    0            1              $2,348.00
17      F0-128624-400   FU-0044 SERVICE MANUALS                       0            1              $2,348.00

                        TOTAL BACKORDER VALUE $76,965.00
                        TO BE INVOICED SEPARATEDLY AT TIME
                        OF SHIPMENT.
                                                                                                             --------------
                                                                                                                $918,035.00
                                LESS DEPOSIT                                                                    ($70,000.00)
                                FREIGHT                                                                             $553.41
                                                                                                             --------------
                                TOTAL                                                                           $848,588.41

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

                                   SCHEDULE A
                                   ----------


The following description of property supplements, and is part of, the Loan and Security Agreement #SMA0001 dated September 12, 1996 between the undersigned Buyer and Independent Resources, Inc. and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.



     One (1) Spirit Datacine Telecine 2K X 2K Real Time Film Scanner, S/N  104 .
                                                                         -------



     COMPLETE WITH ANY AND ALL ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, IMPROVEMENTS, MODIFICATIONS AND SUBSTITUTIONS THERETO AND THEREFOR AND ALL PROCEEDS INCLUDING INSURANCE PROCEEDS THERETO AND THEREFROM.





SMA VIDEO, INC.                             INDEPENDENT RESOURCES, INC.

        /s/ illegible                                 /s/ illegible
------------------------------------        ------------------------------------
                         (Title)                Director of              (Title)
                                                Business Development

                 RIDER TO LOAN AND SECURITY AGREEMENT #SMA0001
                       (THE "AGREEMENT"), DATED 09/12/96,
                BETWEEN INDEPENDENT RESOURCES, INC. ("I.R.") AND
                          SMA VIDEO, INC. ("OBLIGOR")


The above mentioned Agreement is hereby amended to add the following:

1. Obligor agrees that so long as the Contract remains outstanding and unpaid, Obligor shall:

   a. Maintain a ratio of Debt (defined as Obligor's total liabilities) to Tangible Net Worth of not more than 3.50 to 1.00. "Tangible Net Worth" is defined as: (i) Obligor's net worth plus (ii) all indebtedness to Obligor which is subordinated to Obligor's indebtedness under the Agreement pursuant to a subordination agreement in form satisfactory to I.R. less
      (iii) all of the following: Obligor's patents, licenses, goodwill, subscription lists, organization expenses, moneys due from affiliates (including officers, directors and shareholders), all intangible assets and any write-up in book value of any assets resulting from a revaluation.

   b. Maintain a Cash Flow Coverage of at least 1.00 to 1.00. The "Cash Flow Coverage" shall mean Obligor's Cash Flow divided by Obligor's Current Funded Debt Requirements. Obligor's "Cash Flow" shall mean Obligor's net profit for the applicable fiscal year exclusive of extraordinary gains plus non-cash outlay expenses of depreciation and amortization. "Current Funded Debt Requirements" shall mean all current maturities of Obligor's long term debt, including capital leases, shown on the applicable Financial Statements.

   c. Maintain a Current Ratio of at least 1.00 to 1.00. The "Current Ratio" shall mean the ratio of Obligor's Total Current Assets to Total Current Liabilities.

2. Obligor shall inform I.R., in writing, of any change in any business related structure of the company or its affiliates within thirty (30) days of change.

3. Except as expressly provided herein, all accounting terms used herein shall be interpreted in accordance with generally accepted accounting principles in effect from time to time.

4. It shall be an additional Event of Default under the Agreement if Obligor fails to maintain any of the above financial covenants.

IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Agreement.


SMA VIDEO, INC.                         INDEPENDENT RESOURCES, INC.


BY:      /s/ illegible                     BY:    /s/ illegible
   ---------------------------             -----------------------------
                     (Title)               Director of        (Title)
                                           Business Development

                            PAYMENT ADJUSTMENT RIDER
                            ------------------------


RIDER TO LOAN AND SECURITY AGREEMENT #SMA0001 DATED SEPTEMBER 12, 1996 (THE "CONTRACT") BETWEEN SMA VIDEO, INC. AS BORROWER (THE "OBLIGOR") AND INDEPENDENT RESOURCES, INC. AS LENDER ("I.R.")

1. Purpose. This Rider sets forth the terms of adjustment to the payments set forth in the Contract.

2. Definition. The following terms shall have the following meanings herein:

     (a) "Adjustment Date" shall mean the date I.R. disburses the proceeds of the Contract.

     (b) "Final T-Note Average" shall mean the average of the yields on U.S. Treasury Notes maturing in six (6) years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

     (c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting of five (5) consecutive monthly payments commencing 30 days after the Adjustment Date consisting of 5 @ $4,641.75, followed by fifty-nine (59) consecutive monthly payments consisting of 59 @ $20,868.96

     (d) "Preliminary T-Note Average" shall mean 6.72%.

3. Adjustment of Payments. The Preliminary Payments were calculated based on a spread over the Preliminary T-Note Average. If the Adjustment Date occurs after September 16, 1996 and the Final T-Note Average exceeds the Preliminary T-Note Average, then the Preliminary payments shall be revised. For each increase of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows:

     o Each of the five (5) payments in the amount of $4,641.75 shall remain unchanged.

     o Each of the fifty-nine (59) payments in the amount of $20,868.96 shall increase by $5.81

Immediately after the determination of the revised payments due under the Contract, Obligor shall, at the request of I.R., execute an acknowledgment reflecting the revised payment schedule and, if requested by I.R., a Replacement Contract containing the agreed to payments, but the failure of I.R. to make such a request or the failure of Obligor to execute the acknowledgment or Replacement Contract shall in no way diminish Obligor's obligations hereunder.

4. I.R.'s Requirements. The commencement of the Contract is subject to satisfaction of all documentation and credit requirements of I.R. If such requirements are not satisfied by the Adjustment Date, then at I.R.'s option, the Adjustment Date shall be the date when such requirements are satisfied. The calculation of the Contract payments under this Rider will supersede any prior proposal or quotation.

IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.


SMA VIDEO, INC.                         INDEPENDENT RESOURCES, INC.

         /s/ illegible                          /s/ illegible
---------------------------------       -----------------------------
                      (Title)                             (Title)

                             SECURITY DEPOSIT RIDER
                             ----------------------


Part of a Loan and Security Agreement #SMA0001 dated September 12, 1996 between INDEPENDENT RESOURCES, INC. ("I.R.") as Lender and SMA VIDEO, INC. ("Borrower") as Borrower.

The Borrower has simultaneously with the execution of this Loan and Security Agreement (the "Security Agreement") deposited with the Lender the sum of $100,000.00 (the "Security Deposit") as security for the full and faithful performance by Borrower of all the terms and conditions on the Borrower's part to be performed under the Security Agreement.

In the event of a default by the Borrower in respect to any of the terms, conditions, covenants or provisions of the Security Agreement, including but not limited to, the payment of any installment, or other charges, the Lender or its assignee may use, apply or retain all or any part of the said Security Deposit for the payment of any unpaid installment or other charges or for any other amount which the Lender may spend or be required to spend by reason of the Borrower's default, including any damages or deficiencies. Such Security Deposit shall not bear interest so long as the Borrower is not in default under the Security Agreement, Lender shall accrue for the benefit of the Borrower interest on such Security Deposit amount computed at the rate of 3.5% per annum.

Should the Lender sell or assign this Security Agreement, it may assign and transfer said Security Deposit to such assignee, and the Lender shall thereupon be relieved and released from all obligation or liability with respect to this Security Deposit; and this provision shall apply to all subsequent assignees of the Security Agreement.

Notwithstanding the foregoing, in the event that Borrower timely pays to Lender the first twenty-four (24) monthly installments due under the Security Agreement (exclusive of any advance payments) and Borrower does not otherwise default under the Security Agreement during said twenty-four (24) month period then, in such event, Lender, in its sole discretion, agrees, but does not in any manner obligate itself, to consider the release and return of the Security Deposit to Borrower.



AGREED TO AND ACCEPTED BY:

SMA VIDEO, INC.

   /s/ Mike Morrissey President
----------------------------------
                       (Title)

Date:  9/12/96
     -------------

                            CERTIFICATE OF SECRETARY
                            ------------------------

The undersigned does hereby certify that he/she is Secretary of SMA Video, Inc. (hereafter call the "Corporation") and the following is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting thereof duly called and held on September 12, 1996, at which a quorum was present and acting throughout, and that such resolutions are in full force and effect:

         "RESOLVED, that the Corporation enter into a Loan and Security Agreement (the "Agreement") with INDEPENDENT RESOURCES, INC. (hereafter called "I.R."), substantially in the form presented to this meeting, providing for the Loan by the Corporation from I.R. of the amount reflected in the Agreement to be secured by the property described in the Agreement (the "Collateral"); and it is further.

         RESOLVED, that the officers of the Corporation and each of them singly, hereby are authorized (a) to execute and deliver said Agreement in the name and on behalf of the Corporation, either in the form presented to this meeting or with such changes therein as the officer executing the same may approve, his approval and authority to be conclusively evidenced by his execution thereof, such execution to be valid and binding on the Corporation with or without the corporate seal of the Corporation, (b) to carry out the obligations and enforce the rights of the Corporation under said Agreement, (c) to execute and deliver in the name and on behalf of the Corporation such other documents as may be requested or required by I.R. in connection with said Agreement including (without limiting the generality of the foregoing) security agreements and financing statements evidencing security interests of I.R. and its assignees in and to the Equipment and/or additional collateral, agreements with assignees of I.R. as to the payment of installments to such assignees and an Acceptance or Delivery Certificate in respect of the Equipment as contemplated by said Agreement, and (d) to take all other action deemed by them necessary or advisable in connection with the foregoing; and it is further

         RESOLVED, that the officers of the Corporation, and each of them singly, hereby are authorized from time to time on behalf of the Corporation to enter into additional Loan and Security Agreements or otherwise finance the acquisition of additional equipment from I.R. upon such terms and conditions as the officers, or any one of them, shall determine, and in that connection to execute and deliver in the name and on behalf of the Corporation amendments or additional Loan and Security Agreements or leases, together with all accompanying documents as are set forth in the preceding resolutions; and it is further

         RESOLVED, that all acts authorized in the foregoing resolutions, but performed prior to the adoption of these resolutions, are hereby ratified and affirmed."

The undersigned further certifies that the persons whose names, titles and signatures appear below are the duly elected (or appointed), qualified and acting officers of the Corporation and hold on the date of this Certificate the offices set forth opposite their respective names, and the signatures appearing opposite their respective names are the genuine signatures of such persons:

NAME OF OFFICER            TITLE OF OFFICER       SIGNATURE OF OFFICER

Mike Morrissey             President              /s/ Mike Morrissey
---------------------      ------------------     ------------------------

[Logo]      PHILIPS

Philips Broadcast Television Systems Company

REMITTANCE ADDRESS                                                     INVOICE
94 West Cochran Street
Simi Valley, CA 93065

INVOICE NO.    RVSN      DATE         PAGE
   277196E               09/18/96     1

CUSTOMER ORDER NO.   SALES ORDER    TAXABLE
                     A1-11192            NO

AIRBILL/BILL OF LADING NO.    DATE OF SHIPMENT
                              09/06/96

METHOD OF SHIPMENT    F.O.B.    P.P.D.
                        2        XXX

CARRIER

TERMS
LEASE COMPANY BANK

BILL TO CUSTOMER > 2050            SHIP TO CUSTOMER > 2050

ITEM    PRODUCT NUMBER  DESCRIPTION                     TAX     QTY. SHIPPED   QTY.BACK ORD     UNIT PRICE      EXTENSION
1       F0-128510-000   SDC200 SPIRIT DATACINE                        1            0           $797,730.00     $797,730.00
                          S/N: 104

2       F0-128102-000   FH 1020 ACCESSORY KIT                         1            0             $2,820.00       $2,820.00
4       F0-128151-010   FH-1510 CONTROL PANEL KIT                     1            0             $8,450.00       $8,450.00
9       F0-128222-010   FSBFA35LGA SUPER 35 LGA                       1            0           $103,236.00     $103,236.00
10      75-033373-001   INSTL & ORIENTATION FDL-90                    1            0             $4,860.00       $4,860.00
11      F0-128106-100   FH1061 FUSE SET                               1            0                 $0.00           $0.00
12      F0-126692-800   FD0708 8MM REEL DRIVE SET                     1            0                 $0.00           $0.00
13      F0-126624-300   FU-0043 CUSTOMER MANUAL                       1            0               $939.00         $939.00

                        BACKORDERED PRODUCT UPGRADES
                        SCHEDULED SHIP DATE 12/96

14      F0-128167-410   FH-1674 ROTATION                              0            1            $60,069.00

[Logo]      PHILIPS

Philips Broadcast Television Systems Company
REMITTANCE ADDRESS:       FUNLOC:133447                                INVOICE
P.O. BOX 71400
Chicago, IL 60694-1400
Phone: (805) 584-4700 Fax: (805) 584-4720

BILL SMA                                 SHIP  SMA
TO:  ATTENTION: ACCOUNTS PAYABLE          TO:  ATTN:  DAVE SATIN

     100 10TH AVENUE                           100 6TH AVE, 10TH FLOOR
     NEW YORK, NY                              NEW YORK, NY
                         10013                                     10013


SHIPMENT ID NUMBER: 1015618

INVOICE NO.   RVSN   DATE        PAGE
279239        1      02/21/97      1

CUSTOMER ORDER NO.   SALES ORDER NO.   TAXABLE
 *SEE BELOW          A1-11192          NO


BILL OF LADING NO.    DATE OF SHIPMENT
                      02/20/97

METHOD OF SHIPMENT    F.O.B.    P.P.D.
DROPSHIP                        2 XXX

S.A.
5415

TERMS
LEASE COMPANY/BANK



BILL TO CUSTOMER > 2050     SHIP TO CUSTOMER > 2050      *P.O.: CONTRACT

ITEM    PRODUCT NUMBER  DESCRIPTION                     TAX     QTY. SHIPPED  QTY. BACK ORDERED   UNIT PRICE      EXTENSION
3       F0-128167-410   FH-1674 ROTATION                              .0            1              60069.000            .00
5       F0-128140-810   FY-1408 MONITORING SEL.                      1.0            0              12200.000       12200.00
6       F0-128166-000   FH1660 DIAGNOSTIC SOFTWARE                    .0            1               2348.000            .00
8       F0-128624-400   SERV MANU USE F0-126624-400                   .0            1               2348.000            .00
                                                                                                                 ----------
             TOTAL:                                                                                                12200.00

                        ****  ISO 9002 CERTIFIED   ****
                        ***   OUR COMMITMENT TO     ***               [Stamp]
                        **    EXCELLENCE IS TOTAL    **               RECEIVED
                        *     CUSTOMER SATISFACTION   *                FEB 28

                        "ANY DIVERSION OF THIS SHIP-
                        MENT CONTRARY TO UNITED STATES
                        LAW IS PROHIBITED"

                        PARTIAL SHIPMENTS ALLOWED

                        CONTACT:
                        DAVE SATIN
                        212-226-7474


ACKNOWLEDGMENT OF ASSIGNMENT

TO:     PHOENIXCOR, INC.
        65 WATER STREET
        SOUTH NORWALK, CONNECTICUT 06854

RE: LOAN & SECURITY AGREEMENT #SMA0001 DATED SEPTEMBER 12, 1996 WITH SMA VIDEO, INC.

Gentlemen:

         Reference is made to the annexed Loan & Security Agreement dated September 12, 1996 and any related purchase agreement (collectively, the "Loan") between Independent Resources, Inc. as Lender ("Lender") and the undersigned SMA Video, Inc. as Borrower. We consent to Lender's assignment of the Loan to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the vendor of the equipment described in the Loan (the "Equipment") and/or to Lender with respect to the Loan, we hereby acknowledge and agree that:

         1. The Loan is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with its terms. We have not entered into any agreement with any person modifying the provisions of the Loan and we cannot make any further modification, termination or settlement of amounts due under the Loan except with the consent of you or your assigns.

         2. The Loan describes the entire agreement, between Lender and us regarding our use of and rights and obligations with respect to the Equipment. There are no "side letters" or verbal understandings between us and Lender modifying the provisions of the Loan or otherwise affecting our obligations to make the payments thereunder.

         3. The Equipment was first delivered to our premises located at 100 Avenue of the Americas, 10th Floor on or after September 6, 1996 and has been unconditionally accepted by us, including backordered product upgrades remaining to be delivered in the amount of $76,965.00. We agree to make no claim against you with respect to the Equipment.

         4. If the Equipment does not contain the serial number(s) of the items, you are hereby authorized to insert, any serial number(s) obtained wherever the Equipment is described in the Loan or related documents and you are hereby further authorized to execute and file UCC Amendments to reflect such serial number(s) on our behalf.

         5. Lender has assigned to you all of its right title and interest in the Loan but none of its obligations and you are the Lender of record under the Loan. We agree to remit to you the remaining 64 monthly rental payments consisting of 5 monthly payments in the amount of $4,641.75 followed by 59 monthly payments in the amount of $20,868.96 (plus tax if applicable) commencing December 21, 1996 and continuing on the same day of every month theater. These are the remaining monthly rentals due after crediting any prepaid rentals paid to Lender. We will have no obligation to you and you will have no obligation to us with respect to any such prepaid rent paid to Lender. However, we preserve all our rights against Lender and the vendor of the Equipment. We agree to make all payments due and to give all notices and information required under the Loan to you at your above address or to any revised address of which you or your assigns may advise us. The commencement date of December 21,

             1996 shall supersede the commencement date of December 13, 1996 as written on the Loan, and Lender may correct such date on the Loan.

         6. We will insure the Equipment as required under the Loan and cause you to be named as loss payee and additional insured and we will perform for your benefit all of our obligations as Borrower under the Loan.

         7. We have received no notice of a prior sale, transfer, assignment or pledge of the Loan, the rents reserved thereunder or the Equipment.

         8.  We have no right to prepay the sums due under the Loan except N/A.

         9. There will not be use/sales tax due with each payment under the Loan.

         10. There are no judgments, suits or proceedings pending or threatened against us which would adversely affect our ability to make payments under the Loan.

         11. No event of default (or that which would constitute an event of default under the Loan with the passage of time, giving of notice, or both) on our part, or to our knowledge, on the part of Lender, has occurred in the performance of each such party's obligations under the Loan.

         12. This Acknowledgment of Assignment shall inure to the benefit of your successor and assigns.

DATED: November 21, 1996

                                             Very truly yours,

                                             SMA VIDEO, INC.
                                             ---------------
                                                (BORROWER)

                                             BY:      /s/ illegible
                                                --------------------------
                                             TITLE: Executive Vice President

                            ACKNOWLEDGMENT OF LENDER
                            ------------------------

The undersigned Lender under the Loan defined in the foregoing Acknowledgment of Assignment hereby consent to the foregoing and confirms that it has assigned all remaining rentals under the Loan to Phoenixcor, Inc., as specified in the Acknowledgment of Assignment.

DATED:                 , 19
      -----------------   --

INDEPENDENT RESOURCES, INC.
---------------------------
     (LENDER)

BY:
   ------------------------

TITLE:
      ---------------------

September 12, 1996



Independent Resources, Inc.
43 West Street
P.O. Box 456
Litchfield, CT 06759

This is to confirm our agreement to pay to you the sum of $34,999.23 in connection with the services rendered in financing BTS Philips Telecine equipment.

Very truly yours,



SMA Video, Inc.

By:      /s/ illegible
   --------------------------

Title:  President



Agreed To:

Independent Resources, Inc.

By:      /s/ illegible
   --------------------------

Title: Director of Business Development